SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2003

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS employment identification no.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

 Registrant's telephone number, including area code    972-980-9917

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                  99   Press Release, dated August 6, 2003.

Item 12.  Results of Operations and Financial Condition.

           On August 6, 2003, Brinker International, Inc. issued a Press Release announcing its fourth quarter fiscal 2003 results.  The information in the Press Release attached hereto as Exhibit 99 is furnished pursuant to Item 12.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: August 12, 2003	By: /s/ Roger F. Thomson
Roger F. Thomson,
Executive Vice President and
General Counsel